Exhibit 10.2

AMENDMENT NO. 1 TO PROMISSORY NOTE

THIS AMENDMENT NO. 1 TO PROMISSORY NOTE (this “Amendment”) is entered into as of February 10, 2010, by and between BROTMAN MEDICAL CENTER, INC., a California corporation (“Borrower”) and JHA WEST 16, LLC, a Delaware limited liability company (“Lender” and, together with Borrower, the “Parties”).

RECITALS

WHEREAS, Borrower issued that certain Promissory Note, dated as of April 14, 2009, to the order of Lender (as amended, the “Note”);

WHEREAS, the Parties have determined that it is in their respective best interests to amend the Note as specified herein; and

WHEREAS, capitalized terms used, but not otherwise defined herein, shall have the meanings given to such terms in the Note.

NOW, THEREFORE, in consideration of the mutual promises herein made, and in consideration of the representations, warranties, and covenants herein contained, the Parties hereby agree as follows:

AGREEMENT

1.                                       Section 1 of the Note is hereby amended and restated as follows:

“Maturity Date.  The unpaid principal balance hereof, together with all unpaid interest accrued thereon, and all other amounts payable by Borrower under the terms of the Loan Documents (the “Loan Balance”), is due and payable on the date that is the later to occur of (i) twenty-four (24) months following the Closing Date, (ii) one hundred eighty (180) days after Lender’s exercise or deemed exercise of the Put Right, and (iii) if Lender, in its capacity as “Buyer” under the Option Agreement, exercises the Option during the Option Period (as such period may be extended pursuant to the terms thereof), the date of the closing of the transaction contemplated by the Option Agreement (the “Maturity Date”).  Notwithstanding the foregoing, at any time following October 14, 2010 and prior to the date which is twenty-four (24) months after the Closing Date, Lender shall have the right to require Borrower to fully repay the Loan Balance (“Put Right”), provided that Lender notifies Borrower in writing of its exercise of the Put Right at least one hundred and eighty (180) days in advance (the “Refinance Period”).  Lender may not provide notice of its exercise of the Put Right prior to October 14, 2010.  If the Maturity Date falls on a day that is not a Business Day, payment of the outstanding principal must be made on the next succeeding Business Day and such extension of time will be included in computing any interest in respect of such payment.”

2.                                       Except as expressly set forth in this Amendment, the Note shall remain in full force and effect and shall not be deemed to have been modified or amended by this Amendment.

Each of the Parties understands and agrees that by executing and delivering this Amendment the other Parties do not hereby waive any of their respective rights or remedies under the Note.

3.                                       From and after the date hereof, all references in the Loan Agreement and each of the other Loan Documents to the Note shall be deemed to be references to the Note as modified hereby. This Amendment shall constitute a Loan Document for all purposes under the Loan Agreement and the other Loan Documents.

4.                                       This Amendment, together with the Note, constitutes the entire understanding of the Parties with respect to the subject matter hereof, and any other prior or contemporaneous agreements, whether written or oral, with respect thereto are expressly superseded hereby.

5.                                       This Amendment, the rights of the Parties hereunder and the interpretation hereof shall be governed by, and construed in accordance with, the internal laws of the State of California, in all respects.  To the extent permitted by law, Borrower hereby waives any right to a trial by jury in any action relating to this Amendment.

6.                                       This Amendment may be executed in two or more counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.  Any signature delivered by facsimile or electronic mail shall be deemed to be an original signature hereunder.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

“BORROWER” BROTMAN MEDICAL CENTER, INC.,
a California corporation

By:	/s/ Von Crockett
	Name:	Von Crockett
	Title:	CEO

“LENDER”

JHA WEST 16, LLC,
a Delaware limited liability company

By:	JHA Geriatric Services, Inc.,
a California corporation
Its:	Sole Member

By:	/s/ Mary M. Forrest
	Name:	Mary M. Forrest
	Title:	CEO

[SIGNATURE PAGE TO AMENDMENT NO. 1 TO PROMISSORY NOTE]